United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 23, 2004

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 19500 Rancho Way, Suite 116 Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE

UTi Worldwide Inc.
Current Report on Form 8-K
November 23, 2004

Item 1.01 Entry Into a Material Definitive Agreement

Unless the context otherwise indicates, references in this Form 8-K current report to “we,” “us,” “our” or “UTiW” refer to the Registrant, UTi Worldwide Inc.

Executive Summary

On November 23, 2004, we filed a pre-effective amendment (the “S-3 Amendment”) to our Form S-3 registration statement that is on file with the Commission after a special committee of our board of directors unanimously recommended, our board approved by the unanimous vote of the disinterested directors and we signed a registration rights agreement (the “Registration Rights Agreement”) with United Service Technologies Limited (“Uniserv”), our largest shareholder, to facilitate the financing of Uniserv’s proposed merger transaction to be announced in South Africa today. We emphasize below three key points concerning the foregoing.

•	We are not selling our ordinary shares in the public offering to which the Registration Rights Agreement relates.

•	Our management and the shareholders controlled by our management named in the S-3 Amendment are not selling their UTiW ordinary shares. Our shareholders, other than Uniserv, are named therein solely to permit them to loan up to 4,403,057 of their shares to facilitate settlement of transactions in the public offering to which the Registration Rights Agreement relates. Uniserv is named therein so that it can monetize a portion of its UTiW ordinary shares to finance its proposed merger transaction.

•	While the S-3 Amendment registers a total of 12,016,274 of our ordinary shares on behalf of Uniserv and the other selling shareholders named therein, only a maximum of 7,613,217 of our ordinary shares may be sold in connection with the underwritten and non-underwritten offerings contemplated by the Registration Rights Agreement and we understand that the sale of the ordinary shares registered in the S-3 Amendment will proceed only if, as discussed below, a fixed price underwritten offering of at least 5,500,000 of our ordinary shares is completed in connection with the financing of Uniserv’s proposed merger transaction.

The following summarizes key elements related to the background and purpose of the filing of the S-3 Amendment, in part based on our understanding of Uniserv’s proposed merger transaction and related financing.

•	The S-3 Amendment was filed for use by Uniserv solely to finance the merger of Supply Solutions Limited, a company incorporated in the British Virgin Islands (“SSL”), into Uniserv (the “Merger”) as outlined in the Registration Rights Agreement (the “Uniserv Financing”). We are not a party to the Merger and are not undergoing, directly or indirectly, any reorganization or recapitalization in connection with the Uniserv Financing or Merger.

•	We agreed to file the S-3 Amendment to facilitate the Uniserv Financing.

•	Uniserv is listed on the JSE Securities Exchange South Africa (“JSE”) and, as of the date hereof, is the holder of record of approximately 9.269 million of our ordinary shares, which shares are Uniserv’s primary asset. We understand that approximately 38% of Uniserv’s shares are held by PTR Holdings Inc. (“PTR”) which is indirectly owned and controlled by Matthys J. Wessels (“Wessels”) (our vice chairman and our chief executive officer-African Region and one of our directors), Roger I. MacFarlane (“MacFarlane”) (our chief executive officer and director), Peter Thorrington (“Thorrington”) (our former president and chief operating officer and currently, a special advisor to us) and by the Anubis Trust, a Guernsey Islands trust, which has an independent trustee and an independent protector.

•	If the Merger and Uniserv Financing are completed, the Uniserv shareholders (other than PTR) will be paid cash in cancellation of their Uniserv shares. As a result, it is expected that Uniserv will be delisted from the JSE and PTR will remain as Uniserv’s sole shareholder.

•	The S-3 Amendment will allow the Uniserv Financing to be achieved through a monetization transaction in which Uniserv enters into certain hedging transactions with dealers (the “Dealers”) with respect to up to 7,613,217 of its UTiW ordinary shares. The Dealers are expected to borrow up to 7,613,217 UTiW ordinary shares and sell those shares in underwritten and non-underwritten offerings covered by the S-3 Amendment to hedge their exposure under the hedging transactions. The sale of at least 5,500,000 ordinary shares is one of the conditions to Uniserv’s right to draw under credit agreements provided by the Dealers (or their affiliates) as described below. We understand that the Dealers expect to borrow UTiW ordinary shares from our existing shareholders, including some shares borrowed from management and shareholders controlled by management who are named for that purpose only as selling shareholders in the S-3 Amendment.

•	The S-3 Amendment identifies certain members of management and shareholders controlled by management solely to permit them to lend up to 4,403,057 of their UTiW ordinary shares to the Dealers. The shareholders named are PTR, Wessels, Alan J. Draper (“Draper”) (our executive vice president and president-Asia Pacific region and a director) and Union-Transport Holdings Inc. (“UTH”) (a British Virgin Islands company whose shares are held by PTR, Thorrington, MacFarlane and two trusts, one established for the descendants of each of Messrs. MacFarlane and Thorrington) (collectively, the “Affiliated Share Lenders”). At this time, we understand that the Affiliated Share Lenders have not entered into definitive share lending agreements obligating them to lend shares in connection with the Uniserv Financing.

•	None of the Affiliated Share Lenders will receive proceeds from the sale of UTiW ordinary shares which may be offered pursuant to the S-3 Amendment, except we understand Mr. Wessels has a direct interest in Uniserv (which we understand is approximately 0.3% of Uniserv’s outstanding shares) and, as a result, he will receive his pro-rata portion of the cash consideration paid to the shareholders of Uniserv as part of the Merger.

•	We will not receive any proceeds from the sale of shares under the S-3 Amendment or from the Uniserv Financing, except that Uniserv has agreed to reimburse us for our expenses incurred in connection with the S-3 Amendment and facilitating the Uniserv Financing.

•	We expect that, after the completion of the offerings covered by the S-3 Amendment, Uniserv will retain its voting power over the 7,613,217 of our ordinary shares subject to the hedging transactions so long as it continues to satisfy the terms and conditions of the agreements that effect the Uniserv Financing. Uniserv will also continue to own and exercise voting power over

1,656,128 of our ordinary shares it owns that have not been registered pursuant to the S-3 Amendment.

•	We understand that the Merger is expected to be submitted to Uniserv’s shareholders for approval at a general shareholders meeting currently scheduled to be held on December 15, 2004. In addition, we understand that the payment of the cash consideration in the Merger is conditioned on the Uniserv Financing (including the sale of our shares by the Dealers) being completed on or prior to January 28, 2005 at a price to the public that is at least $55 per UTiW ordinary share.

Description of the Uniserv Merger

We understand that SSL was formed solely for the purpose of facilitating the plan of merger and related transactions that will effect the Merger and the Uniserv Financing, including:

•	entering into credit agreements with the Dealers (or their affiliates) which, subject to certain conditions precedent, can be drawn down to obtain funds sufficient to enable Uniserv to pay Uniserv shareholders (other than PTR) cash as consideration for cancellation of their Uniserv shares; and

•	entering into a plan of merger with Uniserv providing for SSL’s merger with and into Uniserv in which Uniserv survives with its own pre-merger assets and liabilities together with the pre-merger assets and liabilities of SSL, including SSL’s rights and obligations under the credit agreements.

We understand that the credit agreements will be secured by the shares underlying the hedging transactions.

We understand that if the Merger is approved, but the Uniserv Financing is not subsequently completed, the Dealers will not sell our ordinary shares in the contemplated offerings, the Uniserv shareholders will not receive the cash that would otherwise be due to them upon consummation of the Merger and will retain their Uniserv shares and it is expected that Uniserv’s shares would resume public trading on the JSE.

Description of the Registration Rights Agreement and Uniserv Financing

We describe below in further detail certain aspects of the Registration Rights Agreement with Uniserv and the interrelated Uniserv Financing.

•	The Registration Rights Agreement with Uniserv contemplates that we and Uniserv may enter into an underwriting agreement with the Dealers pursuant to which the Dealers would (i) borrow UTiW ordinary shares in customary lending arrangements from existing shareholders and (ii) sell those shares in underwritten offerings. As noted above, PTR, UTH, Draper and Wessels were named in the S-3 Amendment for the sole purpose of permitting them to lend their UTiW ordinary shares to the Dealers.

•	The Registration Rights Agreement contemplates both a fixed-price underwritten offering and a series of transactions that are not part of a fixed-price underwritten offering. The fixed-price underwritten offering will be made by the Dealers to hedge their exposure under the hedging transactions. Thereafter, the Registration Rights Agreement contemplates that Dealers will sell additional shares over time in transactions that are not part of a fixed price underwritten offering.

•	It is our understanding that, in order to satisfy a condition precedent to the Merger, the Dealers will proceed with the sale of the shares only if they can successfully consummate a fixed price, underwritten offering of at least 5,500,000 of our ordinary shares at a price of at least $55 per UTiW ordinary share.

•	If the underwritten fixed price offering has been completed and Uniserv has entered into the hedging transactions with the Dealers (Uniserv having satisfied the conditions to the effectiveness of credit agreements and the hedging transactions, including the pledge of ordinary shares as security for performance of its obligations under the hedging transactions), then Uniserv has the right and is expected to draw under the credit agreements discussed below. The amount drawn under the credit agreements will be used to make payments to the Uniserv shareholders (other than PTR) in cancellation of their shares and to pay expenses incurred, including reimbursement of our expenses.

•	The Registration Rights Agreement with Uniserv contains a number of terms and conditions including terms concerning our filing of the S-3 Amendment, terms regarding the effectiveness of such registration statement, registration procedures and indemnification and other provisions.

Affiliated Share Lender Registration Rights Agreement

On November 23, 2004, we also entered into an Affiliated Lender Registration Rights Agreement (the “Affiliated Agreement”) with PTR, Wessels, Draper and UTH. We entered into the Affiliated Agreement solely to permit these Affiliated Share Lenders to lend their UTiW ordinary shares to facilitate the Uniserv Financing. At this time, these shareholders have not entered into definitive share lending agreements obligating them to lend shares in the Uniserv Financing. The Affiliated Agreement contains provisions regarding our registration of our ordinary shares that the Affiliated Share Lenders may wish to lend to facilitate this transaction, indemnification provisions and other terms.

Registration Statement

A registration statement relating to the UTiW ordinary shares described herein has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This current report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Form 8-K Current Report may contain, among other things, certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements identified by words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “may”, “could”, “project”, “potential”, “plan”, “forecast”, “future” or similar expressions. We intend that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, our discussion of the proposed Merger, the proposed Uniserv Financing (including elements relating to the credit agreements and the hedging transactions), and the possibility that certain of our shareholders may lend their UTiW ordinary shares in the contemplated underwritten and non-underwritten offerings. Such matters are inherently uncertain and difficult to predict and it is possible that the proposed Merger, the proposed Uniserv Financing and all of the other described transactions might not close or otherwise be completed for a variety of reasons, including the failure to satisfy closing or other conditions and other reasons beyond our control. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the outcomes or results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included in this current report, the inclusion of such information should not be regarded as a representation by us or any other person that the proposed transactions, our objectives or plans, or the objectives or plans of any other person, will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date: November 23, 2004	By:	/s/ Roger I. MacFarlane

Roger I. MacFarlane
Chief Executive Officer and Director